    As filed with the Securities and Exchange Commission on FEBRUARY 27, 2004

                                               1933 Act Registration No. 2-12893
                                             1940 Act Registration No. 811-00749

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              /X/

     Pre-Effective Amendment No. ___                                 / /
     Post-Effective Amendment No. 67                                 /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/
     Amendment No. 67                                                /X/


                        (Check appropriate box or boxes.)

                             STONEBRIDGE FUNDS TRUST
                             -----------------------
               (Exact name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 623-2577

                      Derek J. Mullins, Assistant Treasurer
                             Stonebridge Funds Trust
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:
                                 Michael Glazer
                     Paul, Hastings, Janofsky & Walker, LLP
                                515 S. Flower St.
                          Los Angeles, California 90071

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to paragraph (b)
/X/  on February 28, 2004 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(1)
/ /  on ____________, pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

                            [STONEBRIDGE FUNDS LOGO]

                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202

                                   PROSPECTUS
                                FEBRUARY 28, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

1625 Broadway, Suite 2200
Denver, Colorado  80202
1-800-639-3935



                             STONEBRIDGE FUNDS TRUST
                             STONEBRIDGE GROWTH FUND
                       STONEBRIDGE AGGRESSIVE GROWTH FUND

This Prospectus describes two diversified equity portfolios ("Funds") offered by the Stonebridge Funds Trust ("Trust"). You may buy and sell shares of each Fund without paying a sales charge.

Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income through investment primarily in common stocks. It invests primarily in common stocks of companies with large and medium market capitalizations.

Stonebridge Aggressive Growth Fund, also referred to as the Aggressive Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks. It invests primarily in common stocks of companies with smaller market capitalizations.

This Prospectus is dated February 28, 2004.

TABLE OF CONTENTS

Summary of the Funds' Investments, Risks and Performance.....................  3

Annual Fund Expenses.........................................................  7

Objectives and Investment Policies...........................................  8

Management of the Funds...................................................... 10

Reports to Shareholders...................................................... 12

Distributions and Taxes...................................................... 12

Privacy Policy............................................................... 13

How to Invest................................................................ 14

To Open an Account........................................................... 14

To Add an Account............................................................ 14

How to Exchange Fund Shares.................................................. 15

How to Redeem Fund Shares.................................................... 16

Right to Reject Purchase or Exchange Orders.................................. 18

Systematic Cash Withdrawal Plan.............................................. 18

General Account Policies..................................................... 19

Customer Identification Program.............................................. 19

Accounts Opened Through a Service Organization............................... 19

Financial Highlights......................................................... 23

SUMMARY OF THE FUNDS' INVESTMENTS, RISKS AND PERFORMANCE

STONEBRIDGE GROWTH FUND

INVESTMENTS. Stonebridge Growth Fund seeks:

     o    long-term growth of capital,

     o    increased future income, and

     o    immediate current income as a secondary objective.

The Fund intends to achieve these objectives by:

     o investing primarily in common stocks with potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation, and

     o investing in companies with large and medium market capitalizations (total value of publicly traded equity securities).

The Fund's investment adviser, Stonebridge Capital Management, Incorporated (the "Adviser"), selects stocks by studying overall economic and industry trends to identify areas of high potential growth. The Adviser selects companies within these areas through careful, fundamental analysis of their strengths and weaknesses.

PRINCIPAL RISKS OF INVESTING IN THE FUND. Investments in common stocks include the following risks:

     o poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally,

     o    price volatility, and

     o decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly.

The weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be above the weighted average market capitalization of the S&P Mid Cap Index.

SUITABILITY. The Fund is suitable for investors seeking growth of capital over a long period with some prospect of future income. The Fund should not be considered for short-term purchases. You may lose money by investing in the Fund.

PAST PERFORMANCE OF THE FUND. The bar chart and table below provide an indication of the risks of investing in Stonebridge Growth Fund by showing changes in the performance of the Fund and its predecessor from year to year over a 10-year period and by showing how the Fund's average annual returns compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

1994            -0.25%
1995            21.31%
1996            18.49%
1997            23.73%
1998             6.13%
1999            20.08%
2000           -17.17%
2001           -13.07%
2002           -26.95%
2003            29.69%

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.13% (quarter ending June 30, 1997) and the lowest return for a quarter was -19.07% (quarter ending September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

Stonebridge Growth Fund                         Past One Year        Past Five Years        Past Ten Years
Return Before Taxes                                 29.69%               -4.04%                  4.36%
Return After Taxes on Distributions(1)              29.69%               -5.58%                  2.28%
Return After Taxes on Distributions
  and Sale of Fund Shares(1)                        19.30%               -2.95%                  3.32%
Standard & Poor's 500 Index(2)                      28.67%               -0.57%                 11.06%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) An unmanaged index comprised of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing. The Stonebridge Growth Fund previously reported the returns of the New York Stock Exchange Composite Index ("the NYSE Index") in addition to the Standard & Poor's 500 Index. The Fund has elected to no longer report the NYSE Index. For the periods ended December 31, 2003, the NYSE Index reported 29.28% for the past one year, 0.52% for the past five years, and 8.96% for the past ten years.

STONEBRIDGE AGGRESSIVE GROWTH FUND

INVESTMENTS. Stonebridge Aggressive Growth Fund seeks:

     o    long-term growth of capital, and

     o    short-term income as a secondary objective.

The Fund intends to achieve these objectives by:

     o investing primarily in common stocks which appear to have good prospects for superior earnings growth, and

     o investing in companies with smaller market capitalizations (total value of publicly traded equity securities).

The Adviser selects stocks through careful analysis and intensive study of various industries and companies. It looks for companies with superior earnings growth potential, appreciation possibilities and relative investment values.

The weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be below the weighted average market capitalization of the S&P Mid Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. Investments in common stocks include the following risks:

     o poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally,

     o price volatility, which is greater when funds invest in smaller companies, and

     o decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly.

SUITABILITY. The Fund is suitable for investors seeking long-term growth of capital and short-term income. The Fund should not be considered for short-term purchases. You may lose money by investing in the Fund.

PAST PERFORMANCE OF THE FUND. The bar chart and table below provide an indication of the risks of investing in Stonebridge Aggressive Growth Fund by showing changes in the performance of the Fund and its predecessor from year to year over a 10-year period and by showing how the Fund's average annual returns compare to that of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

1994            -1.26%
1995            44.82%
1996            12.86%
1997             2.90%
1998            -2.75%
1999            44.30%
2000             4.97%
2001            -4.90%
2002           -23.30%
2003            39.38%

During the 10-year period shown in the bar chart, the highest return for a quarter was 22.93% (quarter ending December 31, 1999) and the lowest return for a quarter was -23.73% (quarter ending September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

Stonebridge Aggressive Growth Fund                Past One Year        Past Five Years        Past Ten Years
Return Before Taxes                                  39.38%                 8.79%                  9.42%
Return After Taxes on Distributions(1)               39.38%                 6.85%                  6.76%
Return After Taxes on Distributions of
  Sales of Fund Shares(1)                            25.60%                 6.92%                  6.92%
Russell 2000 Index(2)                                47.25%                 7.13%                 10.96%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) An unmanaged index which measures performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The index return reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

ANNUAL FUND EXPENSES

This table and example will help you understand the fees and expenses associated with investing in the Funds.

SHAREHOLDER TRANSACTION EXPENSES. You pay these when buying, exchanging, or selling shares of the Funds.

ANNUAL FUND OPERATING EXPENSES. The Funds pay monthly expenses out of fund assets, and these expenses are reflected in their share prices. The operating expenses below are expenses deducted from fund assets.

You can read more about shareholder transaction expenses and the Funds' operating expenses in this prospectus (under Management of the Funds and Financial Highlights) and in the financial statements and related notes in the Funds' annual report. If you own shares through a broker or other service organization it may charge you an account level fee in addition to the expenses shown below.

SHAREHOLDER TRANSACTION EXPENSES                                       Stonebridge                Stonebridge
(FEES OR EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)                  Growth Fund             Aggressive Growth
                                                                                                     Fund
  Maximum Sales Charge (load) on Purchases
  (as a % of offering price)                                              none                       none
  Maximum Deferred Sales Charge (load)                                    none                       none
  Redemption Fees (as a % of amount redeemed)*                            none                       none
  Exchange Fee                                                            none                       none

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund Assets)
  Management Fees**                                                       0.75%                      1.00%
  Distribution (12b-1) Fees                                               none                       none
  Other Expenses (administration, audit, legal, shareholder
     services, transfer agent, custodian, and miscellaneous)**            1.71%                      3.03%
  Total Fund Operating Expenses                                           2.46%                      4.03%
  Fee Waiver**                                                           (0.36)%                    (0.92)%
  Net Fund Operating Expenses                                             2.10%                      3.11%

* The Fund may charge a $10 per transaction fee on redemption by wire transfer.

** The Adviser has agreed to waive 0.25% and 0.50% of its contractual advisory fees for the Growth Fund and the Aggressive Growth Fund, respectively, to keep the net advisory fees for each Fund at 0.50% for the current fiscal year (ending October 31, 2004). The Adviser will not be entitled to collect the waived fees at any time in the future. ALPS Mutual Funds Services, Inc., ("ALPS"), the administrator for the Funds, has agreed to waive 0.11% and 0.42% of its contractual administration fees for the Growth Fund and Aggressive Growth Fund, respectively, so that the minimum monthly fee for each Fund will be $4,500 for the current fiscal year (ending October 31, 2004). ALPS will not be entitled to collect the waived fees at any time in the future.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's annual operating expenses reflect net fund operating expenses for one year and gross fund operating expenses for additional years, as described in the fee table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           Stonebridge                    Stonebridge
                           Growth Fund              Aggressive Growth Fund
 1 Year                          $213                          $314
 3 Years                         $709                        $1,060
 5 Years                       $1,232                        $1,826
 10 Years                      $2,663                        $3,834

OBJECTIVES AND INVESTMENT POLICIES

STONEBRIDGE GROWTH FUND

The Growth Fund invests primarily in the common stocks of companies that, based upon the Adviser's in-depth fundamental research, have the potential to achieve growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation.

The Adviser believes that companies with above average records of growth will eventually be rewarded by higher prices for their stocks. Although there are no restrictions on the market capitalization of a company in which the Growth Fund may invest, the weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be above the weighted average market capitalization of the S&P Mid Cap Index. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The Adviser selects securities by studying macro-economic and industry trends to determine where the best opportunities for growth might be found. Companies operating within these high growth areas of the economy are carefully analyzed to determine their particular strengths and weaknesses, as well as their global competitive position. The Adviser believes that, generally, a company with the ability to achieve superior growth will have the following characteristics: it will be a leader in its industry; have a proprietary product or service; spend heavily on research and development; have a strong balance sheet; and have a superior return on equity. The Adviser uses fundamental valuation measures to determine the best relative values given present market prices of stocks being considered for the Growth Fund.

The Growth Fund's policy, which may not be changed without approval of a majority of its shares, is to diversify its investments among issuers and not to concentrate its assets in any one industry.

STONEBRIDGE AGGRESSIVE GROWTH FUND

The Aggressive Fund invests primarily in the common stocks of companies that the Adviser believes have good prospects for superior earnings growth. Although there are no restrictions on the market capitalization of a company in which the Aggressive Fund may invest, the weighted average market capitalization of the portfolio at any time, on a cost basis, will be below the weighted average market capitalization of the S&P Mid Cap Index. The Aggressive Fund often invests in small capitalization companies which the Adviser believes may have higher growth rates than larger companies. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The Adviser selects securities through careful and intensive studies of trends of various industries and companies, including their earnings, as well as the appreciation possibilities and relative investment values of their securities.

The Aggressive Fund's policy, which may not be changed without approval of a majority of its shares, is to diversify its investments among issuers and not to concentrate its assets in any one industry.

OTHER INVESTMENT POLICIES AND RISKS

Neither Fund may invest more than 5% of the value of its total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities. Neither Fund will invest more than 25% of its assets in any one industry (other than the U.S. Government).

The Funds do not trade actively for quick profits; however, the Adviser makes changes to the portfolios whenever it appears desirable. During periods of broad economic growth, the Adviser emphasizes investments in leading companies in those industries that it expects will lead the expansion. During periods when the economy is sluggish, it emphasizes investments in companies selected because of their individual prospects for improved earnings. The Adviser approaches these decisions from the point of view of long-term investing, but may occasionally sell securities for investment reasons even if they have been held for short periods. This flexibility gives the Adviser freedom to adjust the Funds' portfolios to business conditions. The Funds' annual portfolio turnover will normally be in the range of 25% to 75% for the Growth Fund and 25% to 100% for the Aggressive Fund. A 50% turnover rate would occur, for example, if half of the value of a Fund's portfolio were replaced in a period of one year. Higher portfolio turnover increases a fund's brokerage costs.

The Adviser emphasizes protecting the Funds from the effects of inflation, but it cannot ensure this. Investments in common stocks have, over the long term, provided returns superior to those achieved through investment in bonds or money market instruments. However, in the short to intermediate term, returns can vary substantially from year to year and during some periods the net asset values of the Funds will decline. Diversification and temporary reserves reduce the risks inherent in investing in common stocks but will not eliminate these risks. Therefore you should be prepared to maintain your investments in the Funds during periods when the market declines.

Each of the Funds currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future. Market or economic factors impacting technology companies could have a major effect on the value of the Funds' investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition. In addition, technology stocks, particularly those of smaller, less seasoned companies, tend to have high price/earnings ratios and to be more volatile than the overall market.

Both Funds may also invest in the securities of foreign companies, and may use options, futures contracts and other techniques as described in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated, located at 1801 Century Park East, Suite 1800, Los Angeles, California 90067, acts as the Adviser to the Funds. It supervises the investment of the Funds' assets and places orders with securities broker/dealers for the purchase or sale of securities on behalf of the Funds, subject to the policies and controls of the Board of Trustees.

The Adviser receives advisory fees paid monthly based on an annual rate of 0.75% of the Growth Fund's average daily net assets and 1.00% of the Aggressive Fund's average daily net assets. From November 1, 2003, through October 31, 2004, the Adviser has agreed to waive 0.25% and 0.50% of its contractual advisory fees for the Growth Fund and the Aggressive Growth Fund, respectively, to keep the net advisory fees for each Fund at 0.50% of average daily net assets. The Adviser will not be entitled to collect the waived fees at any time in the future.

The advisory fees received by the Adviser from the Growth Fund and the Aggressive Fund for the fiscal year ended October 31, 2003, after waivers and reimbursement of waivers, were 0.50% and 0.50% of average annual net assets, respectively.

The Adviser is owned by five employees. The Investment Committee of Stonebridge Capital Management, Inc. manages the Funds. The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. The Committee members buy and sell securities for the Funds as they see fit, guided by the Funds' investment objectives and strategies. The Investment Committee is comprised of Richard C. Barrett, and Matthew W. Markatos, whose respective biographies are below:

RICHARD C. BARRETT, C.F.A., C.I.C., is President, Chairman of the Stonebridge Investment Committee and a principal of the firm. In 1967, Mr. Barrett began his investment career as a financial analyst for a major investment banking firm in New York City. In 1972, he became a portfolio manager for Lionel D. Edie, a national investment adviser, and joined Stonebridge Capital Management in 1979. He holds a Bachelor of Science in business and mathematics and a Master of Business Administration from Pepperdine University, and the professional designations of Chartered Financial Analyst and Chartered Investment Counselor. Mr. Barrett is a member of AIMR and the Los Angeles Society of Financial Analysts.

MATTHEW W. MARKATOS, C.F.A., C.I.C., a Senior Vice President, Managing Director, and a principal of the firm joined Stonebridge in 2000. Prior to joining Stonebridge, he was a Portfolio Manager and Analyst with Van Deventer & Hoch Investment Counsel. Mr. Markatos holds a B.A. in Economics with a focus in Mathematics from Pomona College. He was also the recipient of the Lorne D. Cook award in Economics. Mr. Markatos is a member of AIMR and the Los Angeles Society of Financial Analysts. He holds a NASD Series 2 license.

ADMINISTRATOR

ALPS Mutual Funds Services, Inc., located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, acts as Administrator to the Funds. It supervises and manages the business of the Funds (other than investment management activities) subject to the direction and control of the officers and the Board of Trustees.

For these administration services, ALPS receives a monthly fee at the annual rate of 0.10% of the average daily net assets of each Fund up to $250,000,000 and 0.075% of the average daily net assets of each Fund in excess of $250,000,000. ALPS' minimum monthly fee is $6,250 per Fund. From November 1, 2003, through October 31, 2004, ALPS has agreed to reduce its minimum monthly fee to $4,500 per Fund.

DISTRIBUTOR

ALPS Distributors, Inc. (the "Distributor"), located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as the Distributor and principal underwriter of the Funds' shares without compensation and bears the expense of distributing the shares.

CUSTODIAN

The Funds' Custodian is Fifth Third Bank, located at Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

FUND ACCOUNTING AGENT

The Funds' Accounting Agent is ALPS Mutual Funds Services, Inc., located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

TRANSFER AGENT

The Funds' Transfer Agent and dividend disbursing agent is Boston Financial Data Services-Mid West located at 330 West 9th Street, Kansas City, Missouri 64105.

REPORTS TO SHAREHOLDERS

Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated. If you opened your account through a broker/dealer, bank or other institution (a "Service Organization") you may receive certain reports, including account statements, directly from the Service Organization.

CONFIRMATIONS            The Trust will mail you a transaction report any time
                         you purchase, redeem or exchange shares.

QUARTERLY CONFIRMATIONS  At the end of each calendar quarter the Trust will send you a transaction report to show the year-to-date activity in your account.

FINANCIAL STATEMENT      The Trust will mail you an unaudited semi-annual report
                         in June and an audited annual report in December of
                         each year. These reports include each Fund's financial
                         statements and a list of portfolio securities at the
                         end of the period.

TAX STATEMENTS           The Trust will mail you Form 1099-DIV and/or 1099-B in
                         January for any dividends and distributions you
                         received or redemptions in your account. It will also
                         send you any other tax forms required by the Internal
                         Revenue Service. All tax forms are also filed with the
                         Internal Revenue Service.

PROSPECTUS               The Trust will mail you an updated prospectus each
                         March or earlier as updated.

DISTRIBUTIONS AND TAXES

The Funds intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders. Any net capital gains realized are normally distributed in December. Income dividends for the Funds, if any, are declared and paid in December.

DISTRIBUTIONS

A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

FEDERAL TAXES

Distributions of gains from the sale of assets held by the Funds for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.

REDEMPTIONS AND EXCHANGES

You will recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of the other Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods in which you held shares.

"BUYING A DIVIDEND"

If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying a dividend."

OTHER TAX INFORMATION

The information above is only a summary of some of the federal tax consequences generally affecting the Funds and their shareholders, and does not discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. You should consult your tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Funds are suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with the IRS regulations, the IRS can require the Funds to withhold 28% of taxable distributions from your account.

PRIVACY POLICY

You entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Stonebridge Funds will not release information about you or your accounts unless one of the following conditions is met:

     o    We receive your prior written consent.

     o    We believe the recipient to be you or your authorized representative.

     o    We are required by law to release information to the recipient.

Stonebridge Funds does not give or sell information about you or your Stonebridge Funds accounts to any other company, individual, or group.

Stonebridge Funds will only use information about you and your accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We may also share personal information with companies that we hire to provide us with support services. When we share personal information with our service providers, we protect that personal information with a strict confidentiality agreement. We also maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

HOW TO INVEST

This section tells you how to purchase and exchange shares of the Funds. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have any questions or need information.

HOW TO OPEN AND ADD TO YOUR ACCOUNT

You may open an account and purchase shares of the Funds by completing an Account Application and returning it to Stonebridge Funds with your check made payable to the applicable Fund. Call 1-800-639-3935 for an Account Application.

TO OPEN AN ACCOUNT

By Mail Send a completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, P.O. Box 219247, Kansas City, MO 64121-9247. If you prefer to wire your payment, call 1-800-639-3935 for wiring instructions.

In Person      Bring your completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth
               Fund, 1625 Broadway, Suite 2200, Denver, CO 80202. If you prefer to wire your payment, call 1-800-639-3935 for wiring instructions.

If you would like to open a new account with an Automatic Investment Plan, complete the Automatic Investment Plan Section of your Account Application or Account Options form to have money automatically withdrawn ($100 minimum per transaction), and return it to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

TO ADD TO AN ACCOUNT

By Mail Send a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund,

               P.O. Box 219247, Kansas City, MO 64121-9247. Specify your account number and the name of the Fund in which you are investing.

In Person      Bring your check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, 1625 Broadway, Suite 2200,
               Denver, CO 80202.

Automatically Complete the Automatic Investment Plan Section of your Account Application or (FROM YOUR BANK Account Options Form to have $100 or more automatically withdrawn from your ACCOUNT) bank account monthly. Call 1-800-639-3935 to receive an application.

By Wire        Call 1-800-639-3935 to receive wiring instructions.

MINIMUM INVESTMENTS                                                        Growth Fund        Aggressive Fund
To open a new account                                                         $1,000                  $250
To open a new retirement or certain other accounts                            $1,000                  $250
To open a new account with an Automatic Investment Plan                           $0                    $0
To add to any type of account                                                   $100                  $100

The minimum investment requirements do not apply to reinvested dividends, purchases by Service Organizations acting on behalf of their customers, officers, trustees, directors, employees and retirees of the Trust, Adviser, Administrator or any direct or indirect subsidiary, or any spouse, parent or child of any of these persons.

Please note we will not accept third-party checks for the purchase of shares.

The Trust reserves the right to suspend the continuous offering of shares and to reject any purchase order in its sole discretion.

HOW TO EXCHANGE FUND SHARES

You may exchange shares of either Fund for shares of the other Fund. Exchanges must be for at least $1,000 in value per transaction into the Growth Fund and $250 in value per transaction into the Aggressive Fund. For further information on the exchange privilege, please call a Shareholder Services Representative at 1-800-639-3935.

The Trust may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days notice.

By Telephone   Call 1-800-639-3935, and give the account name, account number, name of Fund and amount of exchange.

By Mail Send a written request to: Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

               Your written request must:

               o    be signed by each account owner,

               o state the number or dollar amount of shares to be exchanged, and

               o    include your account number or tax identification number.

HOW TO REDEEM FUND SHARES

This section tells you how to redeem shares of the Funds. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have any questions or need information.

You may redeem your shares on any business day. We will redeem your shares at the current-day closing price if you call before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern Time on a business day). Otherwise, you will receive the closing price on the next business day. We will generally send redemption proceeds by check to the shareholder(s) of record at the address of record within 7 days after we receive a valid redemption request.

If you have authorized wire redemption service we will wire your redemption proceeds directly into your designated bank account, normally within 3 business days after we receive a valid redemption request. A wire fee of $10 will be added to your redemption request.

The Trust may postpone payment or suspend the right of redemption at times when the NYSE is closed for other than customary weekends and holidays, when trading on an exchange is restricted, when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

If you have selected the Systematic Withdrawal Plan, we will electronically transfer your redemption proceeds to your designated bank account within 7 days after withdrawal on approximately the 20th day of the month.

If the shares being redeemed were purchased by check, telephone or through the Automatic Investment Program, we may delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase check to clear.

Any sale, exchange, or change in registration may result in a taxable gain or loss reported to you and the IRS. We deduct back-up withholding if your account has no tax identification number or an incorrect tax identification number. In this situation, we are required to remit 30% of redemption proceeds and dividend distributions to the IRS as an advance tax payment. Back-up withholding should not apply if you provide your tax identification number on your Account Application or on IRS Form W-9.

Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. It may make redemptions beyond this amount in portfolio securities.

By Telephone   Call 1-800-639-3935 and give the account name, account number, name of Fund and amount of redemption ($1,000 minimum). (This option is available only if you check the appropriate box on the Account Application).

               If you do not have and would like to add the telephone redemption feature, send a written request to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

               The request must be signed (and signatures guaranteed) by each account owner. The Trust may impose a dollar limit on telephone redemptions. (Telephone redemption is not available for retirement accounts).

In Person      During normal business hours, bring your written request to
               Stonebridge Funds, 1625 Broadway, Suite 2200, Denver, CO 80202.

By Mail Send a written request to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247.

               Your written request must:

               o be signed by each account owner (a signature guarantee is required for any redemption over $10,000 or any redemption being mailed to any address or payee other than a shareholder of record);

               o    state the number or dollar amount of shares to be redeemed;
                    and

               o    include your account number and tax identification number.

By Wire Call 1-800-639-3935 or write Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247. You will need to provide your account name and number, the name of the Fund and the amount of redemption ($1,000 minimum per transaction if made by wire).

               If you have already opened your account and would like to have the wire redemption feature, send a written request to Stonebridge Funds, P.O. Box 219247, Kansas City, MO 64121-9247. The request must be signed (and signatures guaranteed) by each account owner.

               The Trust charges a fee of $10 for wire transfers which is added to any redemption (your proceeds are reduced by $10 if an insufficient amount remains). In addition, your bank may charge a fee for receiving a wire.

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

You should make purchases and exchanges for investment purposes only. The Trust does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Service Organization. [If the Funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Funds reserve the right to delay for up to two business days the processing of exchange requests if, in the Funds' judgment, such delay would be in the Funds' best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.]

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

SYSTEMATIC CASH WITHDRAWAL PLAN

If you own shares of a Fund with a net asset value of more than $10,000, you may establish a Systematic Cash Withdrawal Plan (a "Withdrawal Plan") with respect to the Fund upon completion of an authorized form. Qualified participants may receive monthly or quarterly checks of $50 or more in multiples of $10 as they choose. The redemption is made on the 20th day of the month and payment is made within seven days thereafter.

These payments are drawn from shares redeemed from your account to meet the payment amounts requested. If redemptions exceed dividends and capital gains distributions, you will eventually deplete your investment, particularly if the net asset value of the Fund decreases. A Systematic Withdrawal participant may stop receiving payments at any time, and resume them at any later time. The Trust reserves the right to cancel any Systematic Withdrawal Plan.

Under this program, all dividends and capital gains distributions are reinvested. Amounts paid to shareholders should not be considered income. No particular amount of periodic or quarterly payments is recommended. You can obtain an authorization form from the Trust at 1-800-639-3935.

GENERAL ACCOUNT POLICIES

This section explains various general account policies. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have questions or need information.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

You may purchase or sell Fund shares through an account you have with Stonebridge Capital Management or through a Service Organization. Your Service Organization may charge transaction fees on the purchase and/or sale of your shares and may require different minimum initial and subsequent investments than the Funds. Service Organizations may also impose charges, restrictions, transaction procedures or cut-off times different from those for shareholders who invest in the Funds directly.

A Service Organization may receive fees from Stonebridge Capital Management for providing services to the Funds or their shareholders. These services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from Stonebridge Capital Management with respect to their customers' assets invested in the Funds. The Service Organization, rather than you, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

ADDRESS CHANGES

To change the address on your account, call 1-800-639-3935 or send a written request signed by all account owners. Please include:

     o    Name of the Fund,

     o    Account number(s),

     o    Name(s) on the account, and

     o    Both the old address and new address.

Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

DISTRIBUTIONS

When you open an account, you must specify on your Account Application whether you want to receive your distributions in cash. Otherwise, all distributions will be reinvested. You may change your distribution option at any time by writing the Funds or calling 1-800-639-3935.

Before purchasing shares of a Fund you should carefully consider the impact of dividends or capital gains distributions which have been declared but not paid. Any such dividends or capital gains distributions paid to you shortly after your purchase of shares will reduce the per share net asset value of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, which may be at ordinary income tax rates.

EXPRESS MAIL

If you want to use express mail or overnight delivery service rather than the Funds' Kansas City Post Office Box, the address is:

     Stonebridge Funds
     330 West 9th Street
     Kansas City, MO 64105

Note: Redemptions will not be delivered via express mail. To expedite delivery, your redemption proceeds may be sent via automated clearing house or wire (fees are charged by the Fund and may be charged by your financial institution).

INVOLUNTARY REDEMPTIONS

The Trust reserves the right to close your account if it believes you are engaging in activities which are illegal or otherwise detrimental to the Trust. In the case of activity believed to be detrimental to the Trust, we will provide written notice to you or your Service Organization representative before closing your account.

PRICE OF FUND SHARES

The price at which you buy, sell, or exchange Fund shares is the share price or net asset value per share ("NAV"). Each Fund's NAV is calculated by adding the value of the Fund's investments, cash and other assets, deducting the Funds' liabilities, and dividing that total value by the total number of shares outstanding. The Funds' investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds' NAVs are determined by the Fund Accounting Agent as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time), on each day that the NYSE is open. Share price is not calculated on the days that the NYSE is closed.

To receive a day's price, the Transfer Agent must receive your order in good form by the close of regular trading on the NYSE on that day. If not, it will process your request at the next day's NAV. To be in proper form, your order must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

In the case of participants in certain employee benefit plans investing in a Fund, purchase orders will be processed at the NAV next determined after the Service Organization acting on their behalf receives the purchase order.

REDEMPTION OF LOW BALANCE ACCOUNTS

If your account balance falls below $1,000 in the Growth Fund or $250 in the Aggressive Fund as a result of a redemption, we will send you a letter advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $100 per month. If you do not take action within 90 days after notice, we may close your account and send you the proceeds at the address of record. The Trust reserves the right to increase investment minimums.

REGISTRATION CHANGES

To change the name on an account, we generally transfer the shares to a new account. In some cases, we may require legal documentation. Registration changes may involve a change in ownership which may result in a taxable gain or loss reported to you and the IRS.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. The Trust may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

     o    Transfer of ownership of an account,

     o    Redemption of greater than $10,000,

     o    Redemption mailed to an address other than the address of record, and

     o Redemption mailed to an address which has been changed within the last 30 days of the redemption request without a signature guarantee.

The Trust reserves the right to require a signature guarantee or to reject or delay redemption under certain other circumstances.

TELEPHONE TRANSACTIONS

You may initiate certain transactions by telephone subject to your authorization. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. The Trust reserves the right to terminate or suspend telephone transaction privileges at any time and without notice. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may purchase or redeem shares by mail as described above.

To initiate telephone transactions, we require you to provide personal identification information including:

     o    Fund name,

     o    Account number,

     o    Name and address exactly as registered on the account, and

     o    Other personal identification information.

FINANCIAL HIGHLIGHTS - STONEBRIDGE GROWTH FUND

The financial highlights table is intended to help you understand the Stonebridge Growth Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table is for the Stonebridge Growth Fund series of the Stonebridge Funds Trust and the Stonebridge Growth Fund, Inc., the predecessor of the Stonebridge Growth Fund series of the Trust. The information for each of the years indicated below has been audited by Tait, Weller & Baker, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Stonebridge Funds Trust Annual Report incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's latest Annual Report, which you can obtain without charge by contacting the Stonebridge Funds at (800) 639-3935.

     SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                 STONEBRIDGE GROWTH FUND THROUGHOUT EACH PERIOD

                                                                  YEARS ENDED OCTOBER 31,
                                                   2003          2002        2001         2000          1999
PER SHARE DATA
Net asset value, beginning of year              $    6.49    $    9.11    $   14.57    $   18.01    $   14.32

Income from Investment
Operations:

    Net investment income/(loss)                    (0.03)        0.01         0.01        (0.01)       (0.03)
    Net realized and unrealized gain/(loss)
       on investments                                1.44        (1.78)       (2.79)       (1.53)        3.72
    Total income/(loss) from investment
       operations                                    1.41        (1.77)       (2.78)       (1.54)        3.69

Distributions to shareholders:
    Distributions from net investment
       income                                       (0.01)       (0.00)       (0.01)       (0.00)       (0.00)
    Distributions from net realized gain
       on investments                                0.00        (0.85)       (2.67)       (1.90)       (0.00)
    Total distributions to shareholders             (0.01)       (0.85)       (2.68)       (1.90)       (0.00)
Net asset value, end of year                    $    7.89    $    6.49    $    9.11    $   14.57    $   18.01
Total Return                                        21.69%      (21.90)%     (22.54)%      (9.62)%      25.77%

Ratios and Supplemental Data

    Net assets, end of year (in 000s)           $  21,766    $  19,062    $  26,285    $  35,921    $  42,610
    Ratio of operating expenses to
      average net assets                             2.10%        1.50%        1.50%        1.50%        1.50%
    Ratio of operating expenses to average
      net assets before fee waivers                  2.35%        2.16%        1.74%        1.52%        1.66%
    Ratio of net investment income/(loss)
      to average net assets                         (0.46)%       0.08%        0.07%       (0.04)%      (0.18)%
    Ratio of net investment income/(loss) to
      average net assets before fee waivers         (0.71)%      (0.58)%      (0.17)%      (0.06)%      (0.35)%
    Portfolio turnover rate*                       109.16%       50.18%       81.78%       77.39%       53.77%

* A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2003 were $18,936,525 and $29,915,261, respectively.

FINANCIAL HIGHLIGHTS - STONEBRIDGE AGGRESSIVE GROWTH FUND

The financial highlights table is intended to help you understand the Stonebridge Aggressive Growth Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table is for the Stonebridge Aggressive Growth Fund series of the Stonebridge Funds Trust and the Stonebridge Aggressive Growth Fund, Inc., the predecessor of the Stonebridge Aggressive Growth Fund series of the Trust. The information for each of the years ended October 31, 1999 through 2003 has been audited by Tait, Weller & Baker, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Stonebridge Funds Trust Annual Report incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's latest Annual Report, which you can obtain without charge by contacting the Stonebridge Funds at (800) 639-3935.

     SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
            STONEBRIDGE AGGRESSIVE GROWTH FUND THROUGHOUT EACH PERIOD

                                                             YEARS ENDED OCTOBER 31,

                                                    2003        2002          2001        2000           1999
PER SHARE DATA

Net asset value, beginning of year              $     6.49    $    7.96    $   14.72    $    11.46    $    8.59

Income from Investment
Operations:

Net investment loss                                  (0.19)       (0.18)       (0.17)        (0.21)       (0.19)
Net realized and unrealized gain/(loss)
 on investments                                       2.82        (1.29)       (2.65)         4.35         3.06
Total income/(loss) from investment
   operations                                         2.63        (1.47)       (2.82)         4.14         2.87

Distributions to shareholders:
Distributions from net realized gain
 on investments                                      (0.00)       (0.00)       (3.94)        (0.88)       (0.00)
Total distributions to shareholders                  (0.00)       (0.00)       (3.94)        (0.88)       (0.00)
Net asset value, end of year                    $     9.12    $    6.49    $    7.96    $    14.72    $   11.46
Total Return                                         40.52%      (18.47)%     (22.56)%       38.18%       33.41%

Ratios and Supplemental Data
Net assets, end of year (in 000s)               $    6,578    $   5,188    $   7,057    $    9,050    $   5,837

Ratio of operating expenses to
 average net assets                                   3.11%        2.90%        2.90%         2.90%        2.85%
Ratio of operating expenses to average
  net assets before fee waivers
  and subsidy reimbursements                          3.61%        3.71%        3.18%         2.87%        3.85%
Ratio of net investment loss to average
  net assets                                         (2.43)%      (2.24)%      (1.83)%       (1.60)%      (1.90)%
Ratio of net investment loss to average net
  assets before fee waivers and
  subsidy reimbursements                             (2.93)%      (3.05)%      (2.11)%       (1.57)%      (2.90)%
Portfolio turnover rate*                            177.13%       55.79%       92.25%       132.51%       87.66%

* A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2003 were $9,125,933 and $10,150,503, respectively.

OFFICERS AND TRUSTEES
Richard C. Barrett, CFA, Chairman, Board of Trustees and President Debra L. Newman, Vice President, Treasurer and Trustee
Matthew W. Markatos, CFA, Vice President
Selvyn B. Bleifer, M.D., Trustee
Marvin Freedman, Trustee
Charles F. Haas, Trustee
William H. Taylor, II, Trustee
Derek J. Mullins, Assistant Treasurer
Lisa B. Mougin, Secretary

INVESTMENT ADVISER
Stonebridge Capital Management, Incorporated
1801 Century Park East, Suite 1800
Los Angeles, California 90067-2320

ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

TRANSFER AGENT
Boston Financial Data Services - Midwest
330 West 9th Street
Kansas City, Missouri 64105

CUSTODIAN
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

AUDITORS
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103-2108

The Statement of Additional Information is incorporated herein by reference, and is legally a part of this Prospectus. The Prospectus and the Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect and copy information about the Funds and the Funds' registration statement, including items omitted from the Prospectus and the Statement of Additional Information, at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549 (for hours of operation please call the Commission at 1-202-942-8090). You can obtain copies of this information from the SEC by paying the charges prescribed under its rules and regulations, by writing or calling the Public Reference Room or by electronic request at publicinfo@sec.gov. This information is also available for free on the SEC's Internet website at http://www.sec.gov.

Additional information regarding the Funds' investments and other information is available in the Funds' annual and semi-annual reports as well as the Funds' Statement of Additional Information, all available at no cost, upon request. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year. To request any of these documents, or for any Fund inquiries, please call 1-800-639-3935.

                                         Investment Company Act Number 811-00749

                       STATEMENT OF ADDITIONAL INFORMATION

                             STONEBRIDGE FUNDS TRUST
                             STONEBRIDGE GROWTH FUND
                       STONEBRIDGE AGGRESSIVE GROWTH FUND
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                                 (800) 639-3935

                                FEBRUARY 28, 2004


Stonebridge Funds Trust (the "Trust") is a no-load, open-end investment company, commonly known as a mutual fund, consisting of two series--Stonebridge Growth Fund (the "Growth Fund") and Stonebridge Aggressive Growth Fund (the "Aggressive Fund") (collectively the "Funds"). The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the companies being considered for investment. This information is included in a Prospectus dated February 28, 2004 (the "Prospectus"), which you may obtain without charge by writing or calling the Funds. This Statement of Additional Information provides additional information concerning the Funds.

Information from the Funds' latest annual report is incorporated by reference in this Statement of Additional Information. You may obtain a copy of the annual report without charge by writing or calling the Funds. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Investment Objectives and Policies..............................................  2
Organization and Management of the Trust........................................  9
Principal Holders of Securities................................................. 11
Investment Advisory and Other Services.......................................... 12
Brokerage Transactions.......................................................... 14
Portfolio Turnover.............................................................. 15
Sales and Redemptions........................................................... 16
Pricing......................................................................... 16
Taxation........................................................................ 16
Performance Information......................................................... 18
Individual Retirement Accounts ................................................. 20
Financial Statements............................................................ 20
Appendix A-Proxy Voting Policies and Procedures.................................  A

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS, WHICH MAY BE OBTAINED BY WRITING STONEBRIDGE FUNDS, 1625 BROADWAY, SUITE 2200, DENVER, COLORADO 80202, OR TELEPHONING THE FUNDS AT (800) 639-3935.

                       INVESTMENT OBJECTIVES AND POLICIES

     Information concerning the Funds' fundamental investment objectives is set forth in the Prospectus under the heading "Summary of the Funds' Investments, Risks and Performance." In order to achieve their investment objectives, the Funds invest in securities and use certain other investment techniques.

OPTIONS AND FUTURES TRANSACTIONS

     In addition to its investments in securities, each Fund may buy and sell stock and stock index options, stock index and foreign currency futures contracts, and options on futures with respect to its assets. Transactions in such options and futures contracts may afford the Funds the opportunity to hedge against a decline in the value of securities they own, may provide a means for the Funds to generate additional income on their investments or may provide opportunities for capital appreciation. The Funds may also purchase and sell stock index futures contracts and options to manage cash flow and to attempt to remain fully invested in the stock market. Although the Funds have no specific fundamental limitations on their ability to engage in options and futures contracts, they do not use options or futures contracts for speculative purposes. The Funds may engage in additional hedging techniques as new techniques become available.

     The Funds intend to limit their transactions in options to writing covered call options on stocks and stock indexes, purchasing put options on stocks and on stock indexes, and closing out such options in closing transactions. The Funds intend to limit their transactions in futures contracts to purchasing and selling stock index and foreign currency futures contracts, and to purchases of related options.

     In purchasing futures contracts and related options the Funds will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Funds are excluded from regulation as a "commodity pool operator." The extent to which a Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

     A Fund may not purchase or sell futures contracts and related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premium paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in the money" at the time of purchase. (An option to buy a futures contract is "in the money" if the then current purchase price of the contract that is subject to the option exceeds the exercise or strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.)

     The premium paid for purchasing an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. Each Fund intends to limit the aggregate value of the securities underlying the calls or obligations underlying the put options to no more than 25% of its net assets taken at market value, determined as of the date the options are written. All options, whether written or purchased, will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     The above limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed by the Board of Trustees without shareholder approval as regulatory agencies permit. The Funds will not modify the above limitations to increase the permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Funds' shareholders.

OPTIONS ON SECURITIES

     Each Fund may write covered put and call options on stocks to attempt to increase the return on its investments through the receipt of premium income. Each Fund also may write put options and purchase call options on stocks to increase its exposure to the stock market when the Fund has cash from new investments or holds a portion of its assets in money market instruments or to protect against an increase in prices of securities it intends to purchase. When a Fund wishes to sell securities because of shareholder redemptions or to protect the value of securities it owns against a decline in market value, it may write call options and purchase put options.

     A call option gives the purchaser, in return for payment of the option premium (the option's current market price), the right to buy the option's underlying security at a specified exercise price at any time during the term of the option. The writer of a call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time the option is exercised. A put option is a similar contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying security at a specified exercise price at any time during the term of the option. The writer of the put receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised.

     The Funds may write covered call options on securities they own to attempt to realize, through the receipt of premium income, a greater return than would be realized on the securities alone. In return for the premium, a Fund forfeits the right to any appreciation in the value of the underlying security above the option's exercise price for the life of the option (or until a closing transaction can be effected). The Fund also gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the option's exercise price at any time during the life of the option. The Fund retains the full risk of a decline in the price of the underlying security held to cover the call for as long as its obligation as a writer continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

     The principal purpose of writing a covered put option would be to realize income in the form of the option premium, in return for which a Fund would assume the risk of a decline in the price of the underlying security below the option's exercise price less the premium received. The Fund's potential profit from writing a put option would be limited to the premium received.

     When a Fund has written an option, it may terminate its obligation by effecting closing purchase transactions. This is accomplished by purchasing at the current market price an option identical as to underlying instrument, exercise price and expiration date to the option written by the Fund. The Fund may not effect closing purchase transactions, however, after it has been notified that the option it has written has been exercised. When a Fund has purchased an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option identical to the option it has purchased. There is no guarantee that closing transactions can be effected.

     A Fund will realize a profit from a closing transaction if the price at which the option is closed out is less than the premium received for writing the option or more than the premium paid for purchasing the option. Similarly, the Fund will realize a loss from closing transactions if the price at which the option is closed out is more than the premium received or less than the premium paid. Transaction costs for opening and closing options positions must be taken into account in these calculations.

     A Fund may purchase put options on securities it owns to attempt to protect those securities against a decline in market value during the term of the option. To the extent that the value of the securities declines, the Fund may exercise the option and sell the securities at the exercise price, and thereby may partially or completely offset the depreciation of the securities. If the price of the securities does not fall during the life of the options, the Fund may lose all or a portion of the premium it paid for the put option, and would lose the entire premium if the option were allowed to expire unexercised. Such losses could, however, be offset entirely or in part if the value of the securities owned should rise.

     Call options written by a Fund are "covered" if the Fund owns the call options' underlying securities or have an absolute and immediate right to acquire those securities without the payment of additional consideration (or upon payment of additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities they own. A call option written by a Fund is also covered if the Fund owns, on a share-for-share basis, call options on the same securities whose exercise price is equal to or less than the calls written, or greater than the exercise prices of the calls written if the differences are maintained by the Fund in cash or liquid securities in a segregated account with the Trust's custodian. Put options written by a Fund are "covered" if the Fund maintains cash or liquid securities with a value equal to the put options' exercise prices in segregated accounts with the Trust's custodian, or else own, on a share-for-share basis, put options on the same securities whose exercise prices are equal to or greater than the puts written. Securities held by a Fund to cover options may not be sold so long as the Fund remains obligated under the options, unless the securities are replaced by other appropriate securities.

OPTIONS ON STOCK INDEXES

     The Funds may write covered call options on stock indexes to attempt to increase the return on their investments through the receipt of premium income. The Funds will cover index calls by owning securities whose price changes, in the opinion of the Funds' investment adviser (the "Adviser"), are expected to be similar to those of the index. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund would realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund would realize a loss in its call option position, which would reduce the benefit of any unrealized appreciation of the Fund's stock investments.

     The principal reason for writing a covered put option on a stock index would be to realize income in return for assuming the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlates with changes in the value of the index, writing covered put options on indexes would increase the Fund's losses in the event of a market decline, although such losses would be offset in part by the premium received for writing the option. The Fund would cover put options on indexes by segregating assets equal to the option's exercise price, in the same manner as put options on securities.

     The Funds may purchase put options on stock indexes to hedge their investments against declines in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments did not decline as anticipated, or if the value of the option did not increase, the Fund's losses would be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index), and the stock index fluctuates with changes in the market value of such stocks. An option on an index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, times a specified multiplier. No actual delivery of the stocks underlying the index is made.

STOCK INDEX AND FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

     The Funds may purchase and sell stock index and foreign currency futures contracts (as well as purchase related options) as hedges against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held by the Funds or which they intend to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds.

     A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in United States dollars. The Funds may purchase and sell foreign currency futures contracts as a hedge against changes in currency exchange rates when the Funds are invested in the securities of foreign issuers.

     In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of the portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish long futures positions based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     No price is paid or received by a Fund upon the purchase or sale of futures contracts. Initially, the Fund will be required to deposit with a broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contracts assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from a broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, the position will have increased in value and the Fund will be entitled to receive from the broker variation margin payments equal to the increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to decreases in the underlying instruments, the positions would be less valuable and the Fund would be required to make variation margin payments to the broker. At any time prior to expiration of the futures contracts, the Fund's Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes losses or gains.

     Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures positions may be closed out only on an exchange or board of trade, which provides a market for such futures. Although the Funds intend to purchase futures, which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

     In selecting futures contracts and options for the Funds, the Adviser will assess such factors as current and anticipated stock prices and interest rates, the relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Funds' cash flow and cash management needs. Because of the imperfect correlation between movements in the price of a futures contract and movements in the price of the securities or currency which are the subject of the hedge, the price of the future may move more than or less than the price of the securities or currency being hedged. If the price of the future moves less than the price of the securities or currency which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currency being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities or currency, the Fund will experience either a loss or gain of the future which will not be completely offset by movements in the price of the securities or currency which are the subject of the hedge. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities or currency held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value of its portfolio.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash or cash equivalents in securities or options in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currency being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on -participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or currency movements by the Adviser may still not result in a successful hedging transaction over a short time frame. Moreover, if the Adviser is incorrect in such forecasts or interest rates or other applicable factors, the Fund would be in a worse position than if it had not hedged at all. In addition, the Fund's purchase and sale of options on indexes is subject to the risks described above with respect to options on securities.

     In the event of the bankruptcy of a broker though which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

SHORT SALES AGAINST THE BOX

     The Funds may from time to time make short sales of securities if at the time of the short sale they own or have the right to acquire, at no additional cost, an equal amount of the securities sold short. This investment technique is known as a "short sale against the box." While the short position is maintained, a Fund will collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve (presently 10% of the market value of the securities sold short). If a Fund engages in a short sale the collateral account will be maintained by the Fund's custodian or a duly qualified subcustodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. The Funds' Adviser currently anticipates that no more than 25% of a Fund's total assets would be invested in short sales against the box, but this limitation is a nonfundamental policy which could be changed by the Board of Trustees of the Trust.

     A Fund may make a short sale against the box when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund wants to sell the security at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE MEASURES

     During adverse or transition periods in the stock market, the Funds may hold reserves without percentage limitation to protect and preserve assets. These temporary defensive reserves will be invested in money market instruments, including U.S. Treasury bills, repurchase agreements secured by U.S. Government securities, certificates of deposit, high grade bankers' acceptances, and high grade commercial paper with a maximum maturity of one year.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase meet certain credit standards. The U.S. Treasury bills mature in one year or less, have fixed interest rates, and are guaranteed by the full faith and credit of the U.S. Government. Commercial paper consists of promissory notes issued by corporations; it generally has a maturity of less than nine months and a fixed rate of return, although such instruments may have maturities of up to one year.

FOREIGN INVESTMENTS

     Each Fund may invest up to 20% of its total assets, either directly in securities issued by foreign companies wherever organized or indirectly through investments in American Depository Receipts (ADRs) and closed-end investment companies.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

     ADRs may be sponsored by the foreign issuer or may be unsponsored (organized independently from the foreign issuer). Available information regarding the foreign securities underlying unsponsored ADRs may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile.

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments, which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. The extent to which the Funds will be invested in foreign companies will fluctuate from time to time within the 20% limitation stated above depending on the Adviser's assessment of prevailing market, economic and other conditions.

CURRENCY EXCHANGE CONTRACTS

     The Aggressive Fund may enter into currency exchange contracts (agreements to exchange dollars for foreign currencies at a future date) to manage exchange rate risk. Currency exchange contracts allow the Adviser to hedge the Fund's foreign investments against adverse exchange rate changes. Successful currency hedging depends on the Adviser's ability to predict foreign currency values. A currency exchange contract will tend to offset both positive and negative currency fluctuations but will not offset other changes in the value of the Aggressive Fund's foreign investments. The Aggressive Fund does not use currency exchange contracts for speculative purposes.

REPURCHASE AGREEMENTS

     Pursuant to a repurchase agreement, a Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price exceeds the purchase price, reflecting an agreed-upon rate of return for the period of time the Fund's money is invested in the security. The Funds' repurchase agreements will be fully collateralized at all times in an amount at least equal to the purchase price. The instruments held as collateral are valued daily. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Funds will only enter into repurchase agreements with financial institutions and brokers and dealers, which meet certain creditworthiness, and other criteria established by the Board of Trustees.

CONVERTIBLE BONDS

     The Aggressive Fund may invest in convertible bonds, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock.

     Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock).

BONDS

     Each of the Funds may invest up to 5% of its net assets in bonds (debt securities with initial maturities of up to 30 years) issued by U.S. companies, although Stonebridge Capital Management, Incorporated, the investment adviser to the Funds (the "Adviser") does not currently intend to do so. Any such bonds will be investment grade (i.e., rated in the top four rating categories by a nationally recognized securities rating organization) at the time of purchase, and will be sold as promptly as practicable if their ratings decline below investment grade. The values of these instruments tend to vary inversely with interest rates; the longer the maturity, the greater the fluctuation. The value of a bond can also be affected by developments relating to the issuer.

PREFERRED STOCKS

     Each Fund may invest assets in preferred stocks up to 5% of the Fund's total assets. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

INVESTMENT COMPANY SECURITIES

     Securities of closed-end investment companies investing in foreign securities may be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit such investments so that, immediately after such investment:
(a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by each of the Funds. The Funds will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Funds to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Funds invested directly in such markets. Such companies themselves, however, may have policies that are different from those of the Funds and will bear management and other expenses of the same type as those paid by the Funds that may be greater or lesser in amount than those paid by the Funds. No adjustments will be made to the advisory fee with respect to assets of the Funds invested in such investment companies.

INVESTMENT RESTRICTIONS

     Certain fundamental investment limitations and restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Funds. These restrictions are as follows:

     For both Funds:

     (1) Neither Fund may invest an amount which exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities.

     (2)  Neither Fund may issue any senior securities.

     (3) Neither Fund may purchase the securities of any issuer for the purpose of exercising control of management and it may not acquire or own more than 10% of any class of the securities of any company.

     (4) Neither Fund may make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities sold short.

     (5) Neither Fund may borrow money except for temporary emergency purposes and then not in excess of 10% of total net assets for the Growth Fund and 5% of total net assets for the Aggressive Fund.

     (6) Neither Fund may underwrite securities, buy or sell real estate or commodities or commodity contracts, or make loans to individuals, except that the Funds may invest in futures contracts and options as described in "Options and Futures Transactions."

     (7) Neither Fund may invest in the securities of other investment companies if immediately after such investment the Fund will own (a) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (b) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the 1940 Act and any applicable rules or exemptive orders issued thereunder.

     (8) Neither Fund may invest in any security if information is not available with respect to the history, management, assets, owners and income of the issuer of such security, and neither Fund may make any investment which would subject the Fund to unlimited liability.

     (9) Neither Fund may purchase any securities on margin except for short-term credits as are necessary for the clearance of transactions; provided, however, that the Funds may make initial and variation margin payments in connection with purchases or sales of options or futures contracts.

     (10) Neither Fund may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     Although the Funds are not prohibited from purchases of restricted securities, the Funds have never held such securities in their portfolios and do not presently intend to purchase restricted securities.

     For the Growth Fund only:

     (1) The Growth Fund may not lend any money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for investment purposes is not considered a loan).

     (2) The Growth Fund may not engage in activity which involves promotion or business management by the Fund.

     (3)  The Growth Fund may not buy or sell real estate mortgage loans.

     In addition to the fundamental investment limitations and restrictions described above, the Board of Trustees has adopted the following operating policies (which may be changed by the Board without shareholder approval): the Growth Fund will not invest in oil, gas and other mineral leases and, in addition to the restrictions on real estate investments described above, the Growth Fund will not purchase any real estate limited partnership interest; will not pledge, mortgage or hypothecate assets of the Growth Fund to an extent greater than 15% of the gross assets of the Growth Fund taken at cost; and will not invest in securities of companies which have a record of less than three years continuous operations if such purchase would cause more than 5% of the total assets of the Growth Fund to be invested in securities of such companies. In addition, the Aggressive Fund will not lend money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for investment purposes is not considered a loan) and will not purchase or sell real estate.

                    ORGANIZATION AND MANAGEMENT OF THE TRUST

     The Trust is organized as a Delaware business trust. Each Fund is a series of the Trust and each Fund's shares are beneficial ownership interests of the respective Fund. Shareholders are not entitled to any preemptive rights. All shares, when issued, are fully paid and non-assessable by the Trust. The Trust is an open-end, management investment company, and each Fund is diversified. Prior to November 1, 1998, the Funds were organized as individual Delaware corporations. The predecessors to the Aggressive Fund and the Growth Fund were originally organized on October 1, 1956 and November 13, 1958, respectively. The Board of Trustees is authorized to create additional series of the Trust and may liquidate series without shareholder approval if it determines such liquidation is in the best interests of the shareholders.

     The Trust does not intend to hold annual meetings except as required by the 1940 Act. Each share outstanding on the record date has one vote (with proportional voting for fractional shares). Shareholders will vote in the aggregate and not by Fund except as otherwise required by law or when the Board of Trustees determines that a matter to be voted on affects only the interest of a particular Fund. The holders of two-thirds of the outstanding shares of the Trust may remove a Trustee at a shareholder meeting called by written request of the holders of at least 10% of the outstanding shares of the Trust.

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the overall management of the business of the Funds. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Funds, including the Trust's agreements with the Adviser, administrator, transfer agent, custodian and dividend disbursing agent. The Board has delegated the day-to-day operations of the Funds to the Trust's officers and various service providers, subject always to the objectives and policies of the Funds and the general supervision of the Board of Trustees. The officers and Trustees of the Trust, their positions with the Trust, their addresses, and their principal occupations during the past 5 years and other directorships (for the Trustees only) are:

INTERESTED TRUSTEES AND OFFICERS

RICHARD C. BARRETT, CFA (age 62) - Chairman of the Board, President and Trustee* President and Chairman of the Board, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

DEBRA L. NEWMAN (age 48) - Vice President, Treasurer and Trustee*
Vice President, Chief Financial Officer, Secretary and Managing Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

MATTHEW W. MARKATOS, CFA, CIC (age 31) - Vice President
Senior Vice President, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067 (February 2000 - present); Vice President, Van Deventer & Hoch Investment Counsel (July 1996 - January 2000).

LISA B. MOUGIN (age 31) - Secretary
National Sales Director, ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (August 2002 - present); Fund Controller, ALPS Mutual Funds Services, Inc., (December 1998 - August 2002); Assistant Treasurer, Westcore Funds Trust (December 1998 - August 2002); Senior Associate, PricewaterhouseCoopers LLP (October 1994 - December 1998); Secretary, Stonebridge Funds Trust (February 1999 - present).

DEREK J. MULLINS (age 30) - Assistant Treasurer
Fund Controller, ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (June 1999 - present); Assistant Treasurer, Stonebridge Funds Trust (1999 - present); Assistant Treasurer, Westcore Funds Trust (August 2002 - present).

INDEPENDENT TRUSTEES

SELVYN B. BLEIFER, M.D. (age 74) - Trustee**
Physician, Cardiovascular Medical Group, 414 North Camden Drive, Beverly Hills, California 90210; Trustee, Brofman Hospital (1996-1999); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

MARVIN FREEDMAN (age 78) - Trustee**
Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants, 2501 Colorado Avenue, Suite 350, Santa Monica, California 90404; Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

CHARLES F. HAAS (age 90) - Trustee**
Retired motion picture and television director; Trustee, Oakwood School, 12626 Hortense Street, Studio City, California 91604; Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

WILLIAM H. TAYLOR II, PH.D. (age 65) - Trustee**
Managing General Partner, Mountaineer Capital LP (a venture capital organization); Director, AMT Ventures (a materials venture fund); Director, I.C.C., Inc. (an infrared imaging company); Director, T.P.L., Inc. (an advanced materials company); Trustee, Stonebridge Funds Trust (November 1, 1998 - present).

----------
     * "Interested person" of the Trust as defined by the 1940 Act. The interested Trustees are deemed interested due to their affiliation with the Funds' Adviser, Stonebridge Capital Management, Inc.

     **   Audit Committee Member

     As of January 31, 2004, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of each Fund's outstanding shares. Clients of the Adviser own 4.01% of the outstanding shares of the Growth Fund and 61.99% of the outstanding shares of the Aggressive Fund.

     Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act receive from the Trust a quarterly fee in the amount of $1,250 and $500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the Trust's fiscal year ended October 31, 2003, the Trustees were compensated as follows:

                                  AGGREGATE              PENSION OR               ESTIMATED                 TOTAL
                              COMPENSATION FROM          RETIREMENT            ANNUAL BENEFITS          COMPENSATION
        TRUSTEE                   THE TRUST               BENEFITS             UPON RETIREMENT        PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Selvyn B. Bleifer                  $7,000                    $0                      $0                    $7,000
Marvin Freedman                    $7,000                    $0                      $0                    $7,000
Charles F. Haas                    $7,000                    $0                      $0                    $7,000
William H. Taylor, II              $7,000                    $0                      $0                    $7,000

     As of December 31, 2003, the dollar range of equity securities in the Funds owned by Trustees who are "interested persons" of the Trust were as follows:

                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                               ----------------------------------------------
                               Stonebridge Growth      Stonebridge Aggressive
INTERESTED TRUSTEES                   Fund                  Growth Fund                   TOTAL
-------------------------------------------------------------------------------------------------------
Richard C. Barrett              $10,001 - $50,000         $10,001 - $50,000           $10,001 - $50,000
Debra L. Newman                 $10,001 - $50,000         $10,001 - $50,000           $10,001 - $50,000

         As of December 31, 2003, the dollar range of equity securities in the Funds owned by Trustees who are not "interested persons" of the Trust were as follows:

                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                               ----------------------------------------------
                               Stonebridge Growth      Stonebridge Aggressive
NON-INTERESTED TRUSTEES               Fund                  Growth Fund                   TOTAL
-------------------------------------------------------------------------------------------------------
Selvyn B. Bleifer               $1 - $10,000               None                       $1 - $10,000
Marvin Freedman                 $10,001 - $50,000          None                       $10,001 - $50,000
Charles F. Haas                 None                       $1 - $10,000               $1 - $10,000
William H. Taylor, II           $1 - $10,000               $1 - $10,000               $10,001-$50,000

     The Board of Trustees has established an Audit Committee. Pursuant to its charter, the Audit Committee makes recommendations to the Board of Trustees regarding the appointment and retention of the Trust's independent auditors, evaluates the independence of the auditors, reviews the arrangements, scope and result of annual and special audits, and reviews fees charged by the auditors for audit and non-audit services. All of the Trustees who were not "interested persons" of the Trust were members of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2003.

                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 24, 2004, the following shareholders owned more than 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

NAME AND ADDRESS                             NAME OF FUND                             PERCENTAGE OF CLASS OUTSTANDING (%)
-------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Company, Inc.               Stonebridge Aggressive Growth Fund                  54.58%*
101 Montgomery Street
San Francisco, CA 94104

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     The Funds' Adviser is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067. The Adviser provides investment advisory services to the Funds pursuant to investment advisory agreements (the "Advisory Agreements") initially approved by the Board of Trustees on August 25, 1998. The Adviser is engaged in the business of providing investment advice to individual and institutional clients, and had $460 million in assets under management as of December 31, 2003. The Adviser currently has eight employees and is owned by five of its employees. The Adviser's directors and executive officers are Richard C. Barrett, Debra L. Newman, Karen H. Parris, Timothy G. Walt and Matthew W. Markatos.

     For the fiscal years ended October 31, 2003, 2002, and 2001, the Adviser earned $148,913, $176,921, and $235,493 from the Growth Fund, respectively, before waiving $49,675, $155,499, and $75,473 of its fees, respectively. For the fiscal years ended October 31, 2003, 2002, and 2001, the Adviser earned $57,367, $65,003, and $81,154 from the Aggressive Fund, respectively, before waiving $28,702, $52,464, and $22,423 of its fees, respectively.

     The Advisory Agreements will continue in effect with respect to each Fund from year to year so long as such continuances are approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund, but in either event they must be approved by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. Each Advisory Agreement also may be terminated without penalty at any time by the Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser upon 60 days written notice, and will terminate automatically in the event of its assignment.

     The Trustees took into consideration various factors in evaluating the renewal of the existing Advisory Agreements at their September 10, 2003, meeting. The Trustees reviewed a memorandum prepared by counsel with respect to their fiduciary duties, copies of the Adviser's balance sheet and most recent Form ADV, a description of the services the Adviser provides to the Funds, information about the Adviser's personnel and the Funds' performance, a description of the Adviser's decision making process, a comparison of the Adviser's fees and the investment advisory fees of other comparable funds and information about the Adviser's compliance procedures with respect to the Funds.

     With respect to the Aggressive Fund, the Trustees noted that in the year ended July 31, 2003, the Fund had a return of 29.83%, compared to a return of 10.63% for the S&P 500 and 23.16% for the Russell Midcap Growth Index. The Trustees noted that the Fund's return exceeded the return of 95% of the funds in its Morningstar category for the year, and 84% of the funds in its category for the three years ended July 31, 2003. With respect to the Growth Fund, the Trustees noted that the Fund's performance had improved considerably, and in the year ended July 31, 2003, the fund had a return of 12.32%, outperforming the S&P 500 and exceeding the return of 88% of the funds in its Morningstar category for the year.

     The Trustees considered that the expenses, after fee waivers and reimbursements, of the Growth Fund were reasonable compared to similar funds and that the expenses, after fee waivers and reimbursements, of the Aggressive Fund were relatively high as a result of the relatively small size of the Fund. The Trustees reviewed material provided by the Adviser regarding other funds comparable to the Funds in asset size and objective that were also advised by independent investment advisers, noting that many of the comparable funds charged 12b-1 fees, thus increasing the costs of investing in those funds. Trustees noted that the Adviser and ALPS Mutual Funds Services, Inc. ("ALPS") have agreed to reduce their fees until October 31, 2004, and that management is currently seeking proposals from other transfer agent companies in order to reduce costs.

     The Trustees also noted, among other things, the lack of any complaints involving the Funds, the high quality of the personnel of the Adviser that were responsible for the Funds, the losses incurred by the Adviser in subsidizing the Funds, the expanded role of the Adviser's senior management in making investment decisions with respect to the Funds, and the good compliance record of the adviser with respect to the Funds. Based on their review, the Board of Trustees as a whole, and the Independent Trustees separately, concluded that the terms of each Advisory Agreement were fair and reasonable and approved the renewal of such agreements.

     Each Advisory Agreement provides that the Adviser will not be liable for any error of judgment or loss suffered by a Fund, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement. The Trust has agreed to indemnify the Adviser against liabilities, costs and expenses that the Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of its duties or obligations under the Advisory Agreements. The Adviser is not entitled to indemnification with respect to any liability to the Trust or shareholders of the Funds by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Advisory Agreements.

     Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Trust, establishes procedures for personal investing, and restricts certain transactions. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading have been adopted.

CODE OF ETHICS

     The Trust permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by the Trust's Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each of the Trust, the Adviser and the Funds' distributor, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Trust's Code of Ethics, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Trust and the Adviser. The Trust and the Adviser are also required to report to the Trust's Board of Trustees no less frequently than annually with respect to the administration and enforcement of its Code of Ethics, including any violations thereof which may potentially affect the Trust. The Trust's Code of Ethics generally prohibits Access Persons from disclosing to other persons the securities held by the portfolios of the Funds or the securities activities engaged in or contemplated for the portfolios of the Funds. Such disclosures may be made only to persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds; in connection with periodic reports that are available to shareholders and the public; to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Funds; pursuant to a regulatory request or as otherwise required by law; or to persons approved in writing by the compliance officer of the Funds.

PROXY VOTING POLICIES AND PROCEDURES

     The Trustees have adopted the Trust's proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Trust in voting the proxies for the Funds. A complete copy of the Trust's proxy voting policies and procedures is attached hereto as Appendix A and is incorporated herein by reference.

ADMINISTRATOR

     The Funds' Administrator is ALPS Mutual Funds Services, Inc. ("ALPS"), 1625 Broadway, Suite 2200, Denver, Colorado 80202. ALPS supervises and manages the business of the Funds (other than investment management activities) subject to the direction and control of the Trust's officers and Board of Trustees.

     For the fiscal year ended October 31, 2003, 2002, and 2001, ALPS earned administration fees in the amount of $54,000, $75,000, and $75,000 from the Growth Fund, respectively. For the fiscal years ended October 31, 2003, 2002, and 2001, ALPS earned $54,000, $75,000, and $75,000, from the Aggressive Fund, respectively.

     Pursuant to its Administration Agreement with the Trust, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.

DISTRIBUTOR

     ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (the "Distributor"), serves as the Funds' Distributor. Pursuant to its General Distribution Agreement with the Trust, the Distributor has agreed to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, but is not obligated to sell any specified number of shares. The General Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreements. Pursuant to the General Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and other applicable laws.

CUSTODIAN

     The Funds' custodian is Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263 (the "Custodian"). The Custodian receives and deposits all cash and receives and collects income from the Funds' investments. The Custodian also receives and delivers securities bought or sold by the Funds. The Custodian has no part in the management or investment decisions of the Funds. The Custodian is entitled to receive compensation based on the market value of all assets of the Trust in the aggregate, plus certain transaction based charges.

TRANSFER AGENT

     Pursuant to a transfer agency agreement, State Street Bank & Trust Company, through its affiliate Boston Financial Data Services - Midwest (the "Transfer Agent"), 330 West 9th Street, Kansas City, Missouri, 64105, serves as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent maintains the Funds' records for the shareholders who purchase shares. The Transfer Agent accepts, confirms and processes payments for purchase and redemptions, and disburses and reinvests dividends and capital gains distributions, if any, made by the Funds to their shareholders. The fee paid to the Transfer Agent is based on a minimum fee, the number of open accounts and certain transaction based charges.

     Please note that in compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103-2108 (the "Auditors") serve as independent accountants to the Trust. The Auditors conduct the audit of the Funds' annual financial statements and prepare the Trust's tax returns. The Auditors have no part in the management or investment decisions of the Funds.

LEGAL COUNSEL

     Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust.

                             BROKERAGE TRANSACTIONS

     The Adviser decides when to buy and sell securities for the Funds, directs their portfolio business and negotiates their commission rates. It is the Funds' policy that the Adviser shall seek to obtain both quality research and "best execution" of purchase and sales transactions, and that the Adviser shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the brokers' services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Statistical and research material furnished to the Adviser may be useful to the Adviser in providing services to clients other than the Funds. Similarly, such material furnished to the Adviser by brokers through which other clients of the Adviser trade may be useful in providing services to the Funds. Subject to periodic review by the Board of Trustees, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. The Adviser has a Best Execution Committee that regularly reviews brokerage commission summaries and other information to monitor the quality of its execution. None of the broker/dealer firms with which the Funds conduct business sells shares of the Funds and none is affiliated with either the Funds or the Adviser.

     Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Funds may also be made by other such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, the aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

     When a Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

     The following provides information regarding the brokerage transactions of the Growth Fund and Aggressive Fund during the fiscal years ended October 31, 2003, 2002, and 2001:

                                      TOTAL BROKERAGE
                                     COMMISSIONS PAID
                               ------------------------------
                               GROWTH FUND    AGGRESSIVE FUND
                               -----------    ---------------
                  2003          $124,869         $111,417
                  2002          $109,875          $46,167
                  2001          $111,241          $25,230

     The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of October 31, 2003, neither of the Funds held securities issued by the Trust's regular broker/dealers.

                               PORTFOLIO TURNOVER

     The annual portfolio turnover will normally be in the range of 25% to 75% for the Growth Fund and 25% to 100% for the Aggressive Fund. Portfolio turnover is a function of market shifts and relative valuation of individual securities and market sectors. The Adviser attempts to keep the Funds invested in those securities that have the potential to meet the Funds' objectives and that represent the best relative value.

     The following provides information regarding the annual portfolio turnover rates of the Growth Fund and Aggressive Fund during the fiscal years ended October 31, 2003, 2002, and 2001:

                                  ANNUAL PORTFOLIO
                                    TURNOVER RATE
                           --------------------------------
                           GROWTH FUND      AGGRESSIVE FUND
                           -----------      ---------------
                            October 31,        October 31,
         2003                  109%               177%
         2002                   50%                56%
         2001                   82%                92%

     There was a significant increase in the portfolio turnover rate in 2003 for both the Growth Fund and Aggressive Fund for two primary reasons. First, due to the volatile markets of 2003, the Adviser repositioned the Growth Fund and the Aggressive Fund in economic sectors that were underperforming. Second, favorable changes in the tax code regarding capital gains and dividends caused the Adviser to reduce or sell large embedded positions in the Growth Fund and Aggressive Fund, as well as favor higher yielding equities.

     As a result, the portfolio turnover rate for the Growth Fund increased from 50% in fiscal year 2002 to 109% in fiscal year 2003 and for the Aggressive Fund, from 56% in fiscal year 2002 to 177% in fiscal year 2003. Should volatility continue at the rapid pace of the past year, shareholders can expect the Funds to maintain high level of turnover. As always, the Funds will seek to minimize short term capital gains in favor of long term capital gains for shareholders.

                              SALES AND REDEMPTIONS

     The Funds have authorized one or more brokers to accept on the Funds' behalf purchase and redemption orders. Those brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

                                     PRICING

     Each Fund's public offering price per share, which is its net asset value per share, is determined once daily as of the close of the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. This price applies to all orders to buy or sell the Fund's shares received prior to the close of trading on the NYSE each day the NYSE is open. Orders received after such time are held until the next day on which the public offering price is determined.

     Securities listed or traded on a registered securities exchange are valued at the last reported sales price on the day of computation or, if there is not a sale that day, the mean between the closing bid and asked price is used. For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used. Where market quotations of non-NASDAQ over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value.

     Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

     The value of any securities for which no market quotations are readily available and other assets will be determined at fair value in good faith by the Trust's Fair Value Committee pursuant to policies adopted by the Board of Trustees. For instance, if trading in a security has been halted, suspended or a security has not traded since the prior day or is thinly traded, or a significant event with respect to a security occurs after the time of the market quotation and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors. The Adviser reports all fair value determinations to the Board of Trustees on a quarterly basis.

                                    TAXATION

     Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gains. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and actually paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     Dividends paid out of a Fund's investment company taxable income will generally be taxable to U.S. shareholders as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Dividends paid by the Funds are not expected to qualify as "qualified dividend income" for individuals or for the deduction for dividends received by corporations. Distributions of net capital gains, "the excess of long-term capital gain over short term capital loss", if any, are taxable as long-term capital gains, regardless of how long shareholders have held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

     Upon disposition of shares of a Fund (whether by redemption, sale or exchange), shareholders will realize gains or losses. Such gains or losses will be capital gains or losses if the shares are capital assets in the shareholders' hands, and will be long-term or short-term generally depending upon the shareholders' holding periods for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     The Funds may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Shareholders will be notified in writing within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Absent a Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculations.

     Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries, which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. A Fund may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portions of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund. Although each Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to the shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Funds. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER TAXES

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

                             PERFORMANCE INFORMATION

     Each Fund may from time to time advertise total returns, compare the Fund's performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

     Performance information for a Fund may be compared to various unmanaged indices, such as S&P 500, Russell 2000, Russell 3000 and indices prepared by Lipper Inc. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

     Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, variations in sales charges and risk/reward considerations.

     Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

AVERAGE ANNUAL TOTAL RETURN

     The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total returns are then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total returns do not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

                       (n)
               P(1 + T)   = ERV

     Where     P =   a hypothetical initial payment of $1,000.
               T =   average annual total return.
               n =   number of years.
               ERV = ending redeemable value at the end of the period
                     (or fractional portion thereof) of a hypothetical
                     $1,000 payment made at the beginning of the period.

     Average annual returns for the Funds and their predecessors have been as follows for the last one, five and ten fiscal years:

                                      GROWTH FUND                      AGGRESSIVE FUND
                                (ENDED OCTOBER 31, 2003)           (ENDED OCTOBER 31, 2003)
                                ------------------------           ------------------------
          Past one year                 21.69%                             40.52%
          Past five years               -3.50%                             10.34%
          Past ten years                 4.22%                              9.46%

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time.

     Average annual total return after taxes on distributions figures are computed according to the following formula:

                       (n)
               P(1 + T)    =  ATV
                                 (D)

     Where:    P    = a hypothetical initial payment of $1,000.
               T    = average annual total return (after taxes on
                      distributions).
               n    = number of years.
               ATV  = ending value at the end of the period (or fractional
                 (D) portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

     Average annual total returns after taxes on distributions for the Funds and their predecessors have been as follows for the last one, five and ten fiscal years:

                                     GROWTH FUND                      AGGRESSIVE FUND
                               (ENDED OCTOBER 31, 2003)           (ENDED OCTOBER 31, 2003)
                               ------------------------           ------------------------
          Past one year                 21.64%                             40.52%
          Past five years               -5.06%                              8.37%
          Past ten years                 2.05%                              6.24%

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

     Average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time.

     Average annual total return after taxes on distributions and redemption figures are computed according to the following formula:

                       (n)
               P(1 + T)   = ATV
                               (DR)

     Where:    P     = a hypothetical initial payment of $1,000.
               T     = average annual total return (after taxes on distributions and redemption).
               n     = number of years.
               ATV   = ending value at the end of the period (or fractional
                 (DR) portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

     Average annual total returns after taxes on distributions and redemption for the Funds and their predecessors have been as follows for the last one, five and ten fiscal years:

                                      GROWTH FUND                      AGGRESSIVE FUND
                                (ENDED OCTOBER 31, 2003)           (ENDED OCTOBER 31, 2003)
                                ------------------------           ------------------------
          Past one year                 14.09%                             26.34%
          Past five years               -2.46%                              8.27%
          Past ten years                 3.23%                              7.23%


                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds have available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving.

     Any person who wishes to establish an IRA account may do so by contacting the Funds at 1-800-639-3935. The IRA documents and applications will be provided upon request, without obligation. The Funds recommend that investors consult with their attorneys or tax advisors.

                              FINANCIAL STATEMENTS

     The financial statements in the 2003 Annual Report of the Trust are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by Tait, Weller & Baker, whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

APPENDIX A

                       PROXY VOTING POLICY AND PROCEDURES

     The Board of Trustees of Stonebridge Funds Trust (the "Company") has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's investment portfolios ("Funds").

1.   PROXY VOTING POLICY

     The policy of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Institutional Shareholder Services, Inc. ("ISS"), subject to continuing oversight by Stonebridge Capital Management, Incorporated (the "Adviser"), as a part of the Adviser's general management of the Funds, and by the Board.

2.   FIDUCIARY DUTY

     The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Company. Proxies shall be voted in a manner consistent with the best interest of the Funds and their shareholders.

3.   PROXY VOTING PROCEDURES

     A. At least annually, the Adviser shall present to the Board ISS' policies, procedures and other guidelines for voting proxies. In addition, the Adviser shall notify the Board promptly of material changes to any of these documents.

     B. At least annually, the Adviser shall provide to the Board a record prepared by ISS of each proxy voted with respect to portfolio securities of the Funds during the year.

4.   REVOCATION OF AUTHORITY TO VOTE

     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

5.   ANNUAL FILING OF PROXY VOTING RECORD

     The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(1)

6.   PROXY VOTING DISCLOSURES

     A.   The Company shall include in its Form N-1A registration statement:

          1. A description of this policy and of the policies and procedures used by ISS to determine how to vote proxies relating to portfolio securities(2); and

          2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(3)
---------
(1)  The first annual report shall be for the year ended June 30, 2004.

(2) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

     B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

          1. A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number or through a specified Internet address, and on the SEC website.(4)

          2. A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(5)

     Date: September 10, 2003

---------
(4) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

PART C. OTHER INFORMATION

Item 23. EXHIBITS

          *     (a) (1) Declaration of Trust of Registrant.

          **        (2) Declaration of Trust of Registrant, as amended.

          *     (b)     By-laws of Registrant.

                (c)     Not applicable.

          *     (d) (1) Form of Investment Advisory Agreement between Registrant and Stonebridge Capital Management, Incorporated with respect to the Stonebridge Growth Fund.

          *         (2) Form of Investment Advisory Agreement between Registrant and Stonebridge Capital Management, Incorporated with respect to the Stonebridge Aggressive Growth Fund.

                    (3) Form of Fee Waiver Letter Agreement between the
                        Registrant and Stonebridge Capital Management, Incorporated is filed electronically herewith.

          *     (e) (1) Form of Distribution Agreement between Registrant and
                        ALPS Mutual Funds Services, Inc.

          *****     (2) First Addendum to General Distribution Agreement between the Registrant and ALPS Mutual Funds Services, Inc.

                (f)     Not applicable.

          **    (g)     Custody Agreement between Registrant and Fifth Third
                        Bank.

          ***** (h) (1) Form of Transfer Agency and Service Agreement between
                        Registrant and State Street Bank and Trust Company.

          ***       (2) Fund Accounting and Services Agreement between
                        Registrant and ALPS Mutual Funds Services, Inc.

          *         (3) Form of Administration Agreement between Registrant and
                        ALPS Mutual Funds Services, Inc.

                    (4) Form of Fee Waiver Letter Agreement between the
                        Registrant and ALPS Mutual Funds Services, Inc.

                        is filed electronically herewith.

          *****     (5) First Amendment to the Administration Agreement between
                        Registrant and ALPS Mutual Funds Services, Inc.

          *****     (6) Telephone and Service Agreement between Registrant, on behalf of the Stonebridge Growth and Aggressive Growth Funds, and ALPS Mutual Funds Services, Inc.

                (i) Legal Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP is filed electronically herewith.

                (j) Consent of Independent Public Accountants Tait, Weller, & Baker is filed electronically herewith.

                (k)     Not applicable.

                (l)     Not applicable.

                (m)     Not applicable.

                (n)     Not applicable.

                (o)     Not applicable.

          ***** (p) (1) Code of Ethics for ALPS Distributors, Inc.

          ****      (2) Code of Ethics for Stonebridge Capital Management, Inc.

                    (3) Code of Ethics for Stonebridge Funds Trust is filed
                        electronically herewith.

     * Filed with Post Effective Amendment No. 60 on August 18, 1998 and incorporated herein by reference.

     ** Filed with Post Effective Amendment No. 61 on November 1, 1998 and incorporated herein by reference.

     *** Filed with Post Effective Amendment No. 63 on February 28, 2000 and incorporated herein by reference.

     **** Filed with Post Effective Amendment No. 64 on February 28, 2001 and incorporated herein by reference.

     ***** Filed with Post Effective Amendment No. 65 on February 28, 2002 and incorporated herein by reference.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

Item 25. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article V of the Registrant's Declaration of Trust, Section 8 of each Investment Advisory Agreement and Section 15 of the Distribution Agreement, officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

     Section 8 of each Investment Advisory Contract and Section 15 of the Distribution Contract limit the liability of Stonebridge Capital Management, Inc. and ALPS Distributors, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to "Management of the Funds" in the Prospectus forming Part A, and "Organization and Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

NAME OF OFFICER AND/OR        POSITION WITH STONEBRIDGE       OTHER BUSINESS                TYPE OF
DIRECTOR                      CAPITAL MANAGEMENT              CONNECTIONS                   BUSINESS
----------------------------- ------------------------------- ----------------------------- -----------------
Richard C. Barrett            President and Chairman          Chairman and President,       Investment
                                                              Stonebridge Funds Trust       Company

Matthew W. Markatos           Executive Vice President and    Vice President, Stonebridge   N/A
                              Managed Director                Funds Trust

Debra L. Newman               Chief Financial Officer,        Vice President, Treasurer,    Investment
                              Executive Vice President,       and Trustee, Stonebridge      Company
                              Corporate Secretary and         Funds Trust
                              Managing Director

Karen H. Parris               Executive Vice President and    N/A                           N/A
                              Managing Director

Timothy G. Walt               Executive Vice President        N/A                           N/A

Item 27. PRINCIPAL UNDERWRITER

     (a) The sole principal underwriter for the Registrant is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, Firsthand Funds Trust, BLDRS Index Funds Trust, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc., Williams Capital Management Trust, AGILEX Funds, Aristata Mutual Funds, Wasatch Funds and Agile Funds.

     (b)  Officers and Directors

NAME AND                              POSITIONS AND OFFICES WITH          POSITIONS AND OFFICERS WITH
PRINCIPAL BUSINESS ADDRESS*           REGISTRANT                          UNDERWRITER
---------------------------           ---------------------------         ----------------------------
W. Robert Alexander                   None                                Chairman and Chief Executive
                                                                          Officer and Secretary

Thomas Carter                         None                                Chief Financial Officer and
                                                                          Director

Edmund J. Burke                       None                                President and Director

Jeremy O. May                         None                                Senior Vice President and Director

Robert Szydlowski                     None                                Vice President

Rick A. Pederson                      None                                Director


*    All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     (c)  Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

     (a) Stonebridge Capital Management, 1801 Century Park East, Suite 1800, Los Angeles, California 90067 (records relating to its function as investment adviser for Registrant's Growth Fund and Aggressive Growth
          Fund).

     (b) ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as administrator, fund accounting and services agent, and telephone and service agent for Registrant's Growth Fund and Aggressive Growth Fund).

     (c) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its function as the distributor for Registrant's Growth Fund and Aggressive Growth Fund).

     (d) Boston Financial Data Services Midwest, 330 West 9th Street, Kansas City, Missouri 64105 (records relating to its function as transfer agent for Registrant's Growth Fund and Aggressive Growth Fund).

     (e) Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45623 (records relating to its function as custodian for Registrant's Growth Fund and Aggressive Growth Fund).

Item 29. MANAGEMENT SERVICES

     Not applicable.

Item 30. UNDERTAKINGS

     Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 67 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Los Angeles, and State of California, on February 28, 2004.

                                        STONEBRIDGE FUNDS TRUST

                                        By: /s/ RICHARD C. BARRETT
                                            -----------------------
                                            Richard C. Barrett
                                            Trustee and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                                     DATE
-----------                           -----                                     ------
/s/ RICHARD C. BARRETT                Chief Executive Officer, President        February 28, 2004
--------------------------------      and Trustee
Richard C. Barrett

/s/ DEBRA L. NEWMAN                   Vice President, Treasurer and Trustee     February 28, 2004
--------------------------------
Debra L. Newman

/s/ CHARLES F. HAAS                   Trustee                                   February 28, 2004
--------------------------------
Charles F. Haas

/s/ MARVIN FREEDMAN                   Trustee                                   February 28, 2004
--------------------------------
Marvin Freedman

/s/ SELVYN B. BLEIFER                 Trustee                                   February 28, 2004
--------------------------------
Selvyn B. Bleifer

/s/ WILLIAM TAYLOR II                 Trustee                                   February 28, 2004
--------------------------------
William Taylor, II


                                INDEX TO EXHIBITS
                             Stonebridge Funds Trust

EXHIBIT NUMBER
--------------
(d)(3)              Form of Fee Waiver Letter Agreement between the Registrant and Stonebridge Capital Management.

(h)(4) Form of Fee Waiver Letter Agreement between the Registrant and ALPS Mutual Funds Services, Inc.

(i)                 Opinion of Paul, Hastings, Janofsky & Walker LLP, Counsel to Registrant.

(j)                 Consent of Independent Public Accountants Tait, Weller & Baker.

(p)(3)              Code of Ethics for Stonebridge Funds Trust.